UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD Disclosure.

David A. Spector, President and Chief Executive Officer of PennyMac Financial Services, Inc. (the “Company”), will present at the Barclays Global Financial Services Conference in New York, NY, at 8:15 a.m. Eastern Time on Thursday, September 13, 2018 and participate in meetings on September 12, 2018 in connection with the conference. A copy of the presentation to be used by Mr. Spector has been made available on the Company’s investor relations website and is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01                   Other Events.

The disclosure under Item 7.01 is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Slide Presentation used by the Company in connection with the Barclays Global Financial Services Conference

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s proposed corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization.

Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and/or organizational structure and certain requirements in our charter documents.

You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Non-solicitation

In connection with a proposed reorganization of the Company, the Company’s wholly-owned subsidiary, New PennyMac Financial Services, Inc. (“New PennyMac”), filed a registration statement on Form S-4 with the SEC on August 2, 2018, but this registration statement has not yet become effective. The securities registered under this registration statement may not be sold nor may offers to buy these securities be accepted before the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy these securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Additional Information and Where to Find It

In connection with the proposed reorganization, New PennyMac filed a registration statement on Form S-4 (the “New PennyMac Registration Statement”) on August 2, 2018 that includes a proxy statement of the Company that also constitutes a prospectus of New PennyMac (which New PennyMac Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE COMPANY, NEW PENNYMAC FINANCIAL SERVICES, INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to stockholders of the Company seeking approval of the reorganization after the New PennyMac Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov.

Participation in Solicitation

This communication is not a solicitation of a proxy from any investor or stockholder. However, the Company, New PennyMac and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the reorganization under the rules of the SEC. Information regarding the Company’s directors and executive officers may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 17, 2018 and in the proxy statement/prospectus included in the New PennyMac Registration Statement. Information regarding New PennyMac’s directors and executive officers may be found in the proxy statement/prospectus included in the New PennyMac Registration Statement. These documents may be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: September 12, 2018	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer